Exhibit 99.5
Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$34	$55	$95	$15	$200	$19
2	Pinnacle West Energy	(22)	(14)	1	(23)	(58)	(50)
3	APS Energy Services	2	1	1	(1)	3	(13)
4	SunCor	2	4	4	31	41	(5)
5	El Dorado	—	34	—	—	33	34
6	Parent Company	15	(6)	3	16	28	37

7	Income From Continuing Operations	31	74	104	38	247	22

8	Income (Loss) From Discontinued
	Operations — Net of Tax	—	(1)	1	(4)	(4)	(20)

9	Cumulative Effect of Change in
	Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$31	$73	$105	$34	$243	$2

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.38	$0.60	$1.04	$0.16	$2.18	$0.20
12	Pinnacle West Energy	(0.24)	(0.15)	0.01	(0.25)	(0.63)	(0.55)
13	APS Energy Services	0.02	0.01	0.01	(0.01)	0.03	(0.15)
14	SunCor	0.02	0.04	0.05	0.34	0.45	(0.05)
15	El Dorado	—	0.37	—	—	0.36	0.37
16	Parent Company	0.15	(0.06)	0.03	0.17	0.30	0.40

17	Income From Continuing Operations	0.33	0.81	1.14	0.41	2.69	0.22

18	Income (Loss) From Discontinued
	Operations — Net of Tax	0.01	(0.02)	0.01	(0.04)	(0.03)	(0.19)
19	Cumulative Effect of Change in
	Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$0.34	$0.79	$1.15	$0.37	$2.66	$0.03

21	BOOK VALUE PER SHARE	$31.19	$31.68	$32.55	$32.14	$32.14	$1.17

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	91,376	91,400	91,491	91,779	91,532	127
23	End of Period	91,310	91,309	91,443	91,793	91,793	505

See Glossary of Terms.	Page 20 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT Retail
24	Residential	$189	$245	$360	$190	$984	$27
25	Business	211	257	289	221	978	25

26	Total retail	400	502	649	411	1,962	52
	Wholesale revenue on delivered electricity
27	Traditional contracts	3	4	6	3	16	1
28	Off-system sales	—	—	—	—	—	—
29	Transmission for others	8	8	8	8	32	4
30	Other miscellaneous services	4	6	8	7	25	—

31	Total regulated operating
	electricity revenues	415	520	671	429	2,035	57

	MARKETING AND TRADING SEGMENT
32	Electricity and other
	commodity sales	89	110	91	111	401	9

33	Total operating electric revenues	$504	$630	$762	$540	$2,436	$66

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT Retail sales
34	Residential	2,410	2,722	4,028	2,367	11,527	380
35	Business	3,051	3,602	3,937	3,236	13,826	411

36	Total retail	5,461	6,324	7,965	5,603	25,353	791
	Wholesale electricity delivered
37	Traditional contracts	138	195	210	166	709	209
38	Off-system sales	—	—	—	—	—	—
39	Retail load hedge management	169	731	943	889	2,732	1,638

40	Total regulated electricity	5,768	7,250	9,118	6,658	28,794	2,638

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	5,696	7,141	8,994	8,347	30,178	1,375

42	Total electric sales	11,464	14,391	18,112	15,005	58,972	4,013

See Glossary of Terms.	Page 21 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power
	regulatory asset — beginning balance	$—	$—	$—	$—	$—	$—
44	Deferred fuel and purchased power
	costs — current period	—	—	—	—	—	—
45	Interest on deferred fuel	—	—	—	—	—	—
46	Amounts recovered through revenues	—	—	—	—	—	—

47	Deferred fuel and purchased power
	regulatory asset — ending balance	$—	$—	$—	$—	$—	$—

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market
	Components
48	Electricity and other commodity
	sales, realized (a)	$12	$21	$16	$15	$64	$(1)
49	Mark-to-market reversals on
	realized sales (b)	1	(4)	(3)	(1)	(5)	6
50	Change in mark-to-market value of
	forward sales	8	4	8	3	21	28

51	Total gross margin	$21	$21	$21	$17	$80	$33

	By Pinnacle West Entity

52	Parent company marketing and
	trading division	$12	$6	$5	$1	$25	$30
53	APS	(5)	—	2	(2)	(5)	(13)
54	Pinnacle West Energy	10	11	10	16	46	38
55	APS Energy Services	4	4	4	2	14	(22)

56	Total gross margin	$21	$21	$21	$17	$80	$33

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $6 million was transferred to “realized” for the total year 2004. A $6 million realized gain is included in the $63 million on line 48 for the total year 2004.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 22 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	855,754	852,594	856,353	871,575	859,069	30,703
58	Business	105,502	106,517	107,583	108,860	107,115	4,019

59	Total	961,256	959,111	963,936	980,435	966,184	34,722
60	Wholesale customers	81	82	85	77	81	15

61	Total customers	961,337	959,193	964,021	980,512	966,265	34,737

62	Customer growth (% over prior year)	3.4%	3.8%	3.9%	3.9%	3.7%	0.4%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	2,366	2,798	4,209	2,334	11,708	804
64	Business	2,998	3,616	4,005	3,252	13,871	469

65	Total	5,364	6,414	8,214	5,586	25,579	1,273

	RETAIL USAGE (KWh/Average Customer)

66	Residential	2,816	3,193	4,704	2,717	13,418	(39)
67	Business	28,919	33,816	36,595	29,726	129,392	(1,137)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	2,765	3,282	4,915	2,678	13,628	465
69	Business	28,421	33,944	37,224	29,874	129,494	(503)

	ELECTRICITY DEMAND (MW)

70	System peak demand	3,979	5,632	6,402	4,432	6,402	70

See Glossary of Terms.	Page 23 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	2,148	1,860	2,364	1,811	8,183	(132)
72	Coal	2,887	3,035	3,417	3,327	12,666	1,299
73	Gas, oil and other	367	1,339	2,547	1,075	5,328	(763)

74	Total generation production	5,402	6,234	8,328	6,213	26,177	404

	Purchased power
75	Firm load	701	1,532	1,068	1,024	4,325	1,214
76	Marketing and trading	5,506	7,167	9,301	8,218	30,192	2,442

77	Total purchased power	6,207	8,699	10,369	9,242	34,517	3,656

78	Total energy sources	11,609	14,933	18,697	15,455	60,694	4,060

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	88%	76%	96%	74%	84%	(3)%
80	Coal	77%	81%	90%	88%	84%	8%
81	Gas, oil and other	5%	20%	38%	17%	20%	(7)%
82	System average	44%	49%	64%	48%	51%	(3)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	135	233	13	261	161	29
84	Coal	149	153	63	61	107	(163)
85	Gas	49	47	39	34	42	(163)

86	Total	333	433	115	356	310	(296)

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 24 of 31

Last Updated     5/9/2006
Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2004

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year-To-Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$43.73	$50.36	$51.86	$51.23	$49.30	$0.70
88	SP15	$48.37	$54.73	$57.09	$60.62	$55.20	$3.82
	Off-Peak
89	Palo Verde	$33.66	$33.74	$33.37	$38.21	$34.75	$2.72
90	SP15	$36.90	$37.32	$37.18	$43.07	$38.62	$3.96

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	273	1,598	2,471	352	4,694	(205)
92	Heating degree-days	552	11	—	422	985	249
93	Average humidity	39%	19%	26%	45%	32%	1%
	10-Year Averages
94	Cooling degree-days	99	1,547	2,541	437	4,623	—
95	Heating degree-days	514	31	—	386	930	—
96	Average humidity	41%	23%	33%	39%	34%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b)
97	Single-family	10,045	13,636	14,111	10,325	48,117	8,466
98	Multi-family	1,757	1,324	2,149	2,356	7,586	859

99	Total	11,802	14,960	16,260	12,681	55,703	9,325

	Arizona Job Growth (c)
100	Payroll job growth (% over prior year)	2.7%	3.3%	3.6%	3.9%	3.4%	2.0%
101	Unemployment rate
	(%, seasonally adjusted)	5.2%	5.1%	4.9%	4.6%	5.0%	(0.7)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

See Glossary of Terms.	Page 25 of 31